                                                                     EXHIBIT 1.1



                        CHINA MOBILE (HONG KONG) LIMITED

                         -- AMERICAN DEPOSITARY SHARES
                                  REPRESENTING
                               -- ORDINARY SHARES

                      -------------------------------------

                             UNDERWRITING AGREEMENT
                          (U.S./INTERNATIONAL VERSION)

                      -------------------------------------


                                                                           ,2000
                                                             --------------


CHINA INTERNATIONAL CAPITAL CORPORATION LIMITED,
GOLDMAN SACHS (ASIA) L.L.C.,
MERRILL LYNCH, PIERCE, FENNER & SMITH
              INCORPORATED,
      As Representatives of the several Underwriters named in Schedule I hereto

c/o   China International Capital Corporation
      (Hong Kong) Limited
      R4302, 43/F, Central Plaza
      18 Harbour Road
      Wanchai
      Hong Kong;

      Goldman Sachs (Asia) L.L.C.
      68/F, Cheung Kong Center
      2 Queen's Road Central
      Hong Kong; and

      Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated
      North Tower
      World Financial Center
      New York, New York 10281-1209


Ladies and Gentlemen:

     China Mobile (Hong Kong) Limited (the "Company"), a company incorporated with limited liability under the laws of the Hong Kong Special Administrative Region of the


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People's Republic of China ("Hong Kong"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in
Schedule I hereto (the "Underwriters") for whom you are acting as representatives (the "Representatives") an aggregate of -- Ordinary Shares (par value HK$0.10 per Share) ("Stock") of the Company in the form of -- American Depositary Shares (the "Firm ADSs") and, at the election of the Underwriters, up to -- additional shares of Stock in the form of -- ADSs (the "Optional ADSs"), for sale in the United States and internationally outside Asia (the "International Offering"). The Firm ADSs and the Optional ADSs that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "ADSs". The shares of Stock represented by the Firm ADSs are hereinafter called the "Firm Shares" and the shares of Stock represented by the Optional ADSs are hereinafter called the "Optional Shares" and the Firm Shares and the Optional Shares are herein collectively called the "Shares".

     The ADSs are to be issued pursuant to a deposit agreement (the "Deposit Agreement"), dated as of October 23, 1997, amended and restated as of July 5, 2000, among the Company, The Bank of New York, as depositary (the "Depositary"), and owners and beneficial owners from time to time of the American Depositary Receipts (the "ADRs") issued by the Depositary and evidencing the ADSs. Each ADS will initially represent the right to receive five shares of Stock deposited pursuant to the Deposit Agreement. The Underwriters may, in their discretion, require that Shares in respect of certain ADSs be delivered in lieu of such ADSs.

     It is understood by all the parties that the Company is concurrently entering into an agreement (the "Asia Underwriting Agreement") providing for the offering and sale by the Company in Asia (the "Asia Offering" and, together with the International Offering, the "Global Offering") of up to a total of -- ADSs, plus an overallotment option thereunder for -- ADSs, through arrangements with certain underwriters (the "Asia Underwriters") for whom China International Capital Corporation Limited, Goldman Sachs (Asia) L.L.C, and Merrill Lynch Far East Limited are acting as lead managers. Notwithstanding anything herein or therein to the contrary, the respective closings under this Agreement and the Asia Underwriting Agreement are hereby made expressly conditional on one another. The Asia Underwriters may, in their discretion, require that Shares in respect of certain ADSs be delivered in lieu of such ADSs.

     The Underwriters hereunder and the Asia Underwriters are simultaneously entering into an Agreement between Underwriting Syndicates (the "Agreement between Syndicates"), which provides, among other things, that China International Capital Corporation Limited, Goldman Sachs (Asia) L.L.C. and Merrill Lynch, Pierce, Fenner & Smith Incorporated shall act as the joint global coordinators and bookrunners (the "Global Coordinators") for the Global Offering and for the transfer of ADSs and Shares between the two syndicates.

     Three forms of prospectus are to be used in connection with the offering and sale of Shares and ADSs contemplated by the foregoing, the U.S. Prospectus (as defined below) relating to the offering and sale of Shares and ADSs within the United States and Canada in the International Offering, one relating to the offering and sale of Shares and ADSs outside the United States in the International Offering (the


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"International Prospectus"), and another relating to the offering and sale of
Shares and ADSs in the Asia Offering (the "Asia Prospectus"). The International Prospectus and the Asia Prospectus will be identical to the U.S. Prospectus except for certain substitute pages. Except as used in Sections 2,3,4,9,11 herein, and except as the context may otherwise require, reference hereinafter to the ADSs shall include all of the shares of Stock, whether in the form of ADSs or shares, that may be sold pursuant to either this Agreement or the Asia Underwriting Agreement. Except as otherwise indicated or the context otherwise requires, references herein to any prospectus, whether in preliminary or final form and whether as amended or supplemented, shall include both the U.S. Prospectus and the other versions thereof, including the International Prospectus and the Asia Prospectus, as appropriate. Concurrently with the Global Offering, the Company plans to undertake an offering and sale of its --% convertible notes due -- (the "Convertible Notes") within and outside the United States (the "Convertible Note Offering").

     All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement (as defined below), any preliminary prospectus or the Prospectus (as defined below) (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference therein pursuant to Item 12 of Form F-3 under the United States Securities Act of 1933, as amended (the "Act"), as of the date of filing or the date of effectiveness or on the date of the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the United States Securities and Exchange Act of 1934, as amended (the "Exchange Act"), that is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

     Except where otherwise specified, the term "subsidiaries" shall be deemed to refer to the Existing PRC Subsidiaries and the Target Companies, each as defined in Section 1(j) herein. as well as the BVI Companies as defined in
Section 1(k) herein.

     1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a) A registration statement on Form F-3 (File No. 333-47256) (the "Initial Registration Statement") in respect of the Shares (as well as the Convertible Notes and the shares of Stock and ADSs issuable upon conversion of the Convertible Notes) has been filed with the United States Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Act,


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     which became effective upon filing, no other document with respect to the
     Initial Registration Statement [or documents incorporated by reference therein] has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission (any preliminary prospectus (the "Preliminary U.S. Prospectus") included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, or the versions thereof prepared in connection with the offering and sale of Shares and ADSs outside the United States in the International Offering and in the Asia Offering are collectively hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; and the final Prospectus, in the form first filed pursuant to Rule 424(b) under the Act (the "U.S. Prospectus"), and the versions thereof prepared in connection with the offering and sale of Shares and ADSs outside the United States in the International Offering and in the Asia Offering, each in the form first delivered to the Underwriters or the Asia Underwriters following effectiveness of the Registration Statement, are hereafter collectively called the "Prospectus");

          (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission; each Preliminary U.S. Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder; and each Preliminary Prospectus as of its date did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Global Coordinators expressly for use therein;

          (c) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the


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     Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Global Coordinators expressly for use therein;

          (d) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they were or hereafter are filed with the Commission, conformed and will conform in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was filed and at such Time of Delivery (as defined below), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (e) A registration statement on Form F-6 (File No. 333-12688) in respect of the ADSs has been filed with the Commission; such registration statement in the form heretofore delivered to you and, excluding exhibits, to you for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the "ADS Registration Statement"); and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (f) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock of the Company or any of its subsidiaries, or any change in consolidated total short-term debt in excess of US$10 million or any change in consolidated long-term


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
     bank and other loans, net of current portion, in excess of US$10 million of the Company and its subsidiaries, or any material adverse change, or any event involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

          (g) The Company and its subsidiaries have valid title to, or valid leasehold interests in, all of their material real property and valid title to all material personal property owned by them, in each case free and clear of all liens, encumbrances, third party rights or interests, defects or any other restrictions except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid and enforceable leases in full force and effect with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries and no material default (or event which with notice or lapse of time, or both, would constitute such a default) by the Company or any of its subsidiaries has occurred and is continuing under any of such leases; neither the Company nor any of its subsidiaries owns, operates, manages or has any other right or interest in any other material real property of any kind save as reflected in the consolidated balance sheet of the Company as of June 30, 2000 included in the Prospectus or, with respect to the Target Companies, as described in the opinions, dated October 10, 2000, of Commerce & Finance Law Offices, PRC counsel for the Company, and no other real properties are necessary for the Company and its subsidiaries for the carrying on of the business of the Company and its subsidiaries in the manner described in the Prospectus other than as would not, individually or in the aggregate, have a material adverse effect on the combined financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole;

          (h) Since the date of the latest audited financial statements included in the Prospectus, neither the Company nor any of its subsidiaries has
     (i) entered into or assumed any material contract, (ii) incurred any material liability (including contingent liability) or other obligation,
     (iii) acquired or disposed of or agreed to acquire or dispose of any material business or any other asset or (iv) assumed or acquired any material liabilities (including contingent liabilities) that are not described in the Prospectus;

          (i) The Company has been duly incorporated and is validly existing under the laws of Hong Kong, with legal right, power and authority (corporate and other) to own, use, lease and operate its properties and conduct its business in the manner presently conducted and as described in the Prospectus, and is duly qualified to transact business in any jurisdiction in which it owns or leases properties or conducts any business and such qualification is


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     required, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; the Memorandum of Association and Articles of Association of the Company comply with the requirements of applicable Hong Kong law and are in full force and effect;

          (j) Each of China Mobile (Shenzhen) Company Limited, Guangdong Mobile Communication Company Limited ("Guangdong Mobile"), Zhejiang Mobile Communication Company Limited ("Zhejiang Mobile"), Jiangsu Mobile Communication Company Limited ("Jiangsu Mobile"), Fujian Mobile Communication Company Limited ("Fujian Mobile"), Henan Mobile Communication Company Limited ("Henan Mobile") and Hainan Mobile Communication Company Limited ("Hainan Mobile" and, together with the six entities named immediately preceding hereto, the "Existing PRC Subsidiaries") is a wholly foreign-owned enterprise with limited liability, and each of Beijing Mobile Communication Company Limited ("Beijing Mobile"), Shanghai Mobile Communication Company Limited ("Shanghai Mobile"), Tianjin Mobile Communication Company Limited ("Tianjin Mobile"), Hebei Mobile Communication Company Limited ("Hebei Mobile"), Liaoning Mobile Communication Company Limited ("Liaoning Mobile"), Shandong Mobile Communication Company Limited ("Shandong Mobile") and Guangxi Mobile Communication Company Limited ("Guangxi Mobile" and, together with the six entities named immediately preceding hereto, the "Target Companies") is a limited liability company; and each of the Existing PRC Subsidiaries and the Target Companies has been duly organized and is validly existing under the laws of the People's Republic of China (the "PRC"), and its business license is in full force and effect; each of the Existing PRC Subsidiaries has been duly qualified as a foreign investment enterprise under applicable PRC law; the Articles of Association of each of the Existing PRC Subsidiaries and the Target Companies comply with the requirements of applicable PRC law and are in full force and effect; each of the Existing PRC Subsidiaries and Target Companies has all consents, approvals, authorizations, orders, registrations, clearances and qualifications of or with any court, governmental agency or body having jurisdiction over it or any of its properties in each jurisdiction in which the ownership or lease of property by it or the conduct of its business (as described in the Prospectus) requires such qualification, except for such consents, approvals, authorizations, orders, registrations, clearances and qualifications the absence of which is disclosed in the Prospectus or which is not material to it, and has the legal right and authority to own, use, lease and operate its assets and to conduct its business in the manner presently conducted and as described in the Prospectus;

          (k) Each of Jiangsu Mobile (BVI) Limited ("Jiangsu BVI"), Fujian Mobile (BVI) Limited ("Fujian BVI"), Henan Mobile (BVI) Limited ("Henan BVI"), Hainan Mobile (BVI) Limited ("Hainan BVI"), Beijing Mobile (BVI) Limited ("Beijing BVI"), Shanghai Mobile (BVI) Limited ("Shanghai BVI"), Tianjin Mobile (BVI) Limited ("Tianjin BVI"), Hebei Mobile (BVI) Limited ("Hebei BVI"), Liaoning Mobile (BVI) Limited ("Liaoning BVI"), Shandong Mobile (BVI) Limited ("Shandong BVI") and Guangxi Mobile (BVI) Limited ("Guangxi BVI" and, together with the ten entities named immediately preceding hereto, the "BVI Companies")


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
     has been duly incorporated and is validly existing under the laws of the British Virgin Islands (the "BVI"), with legal right, power and authority (corporate and other) to own, use, lease and operate its properties and conduct its business in the manner presently conducted and as described in the Prospectus, and is duly qualified to transact business in any jurisdiction in which it owns or leases properties or conducts any business and such qualification is required, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; the Memorandum and Articles of Association of each of the BVI Companies comply with requirements of applicable BVI law and are in full force and effect; Jiangsu BVI, Fujian BVI, Henan BVI, Hainan BVI, Beijing BVI, Shanghai BVI, Tianjin BVI, Hebei BVI, Liaoning BVI, Shandong BVI and Guangxi BVI are the sole legal and beneficial owners of the whole of the registered capital of Jiangsu Mobile, Fujian Mobile, Henan Mobile, Hainan Mobile, Beijing Mobile, Shanghai Mobile, Tianjin Mobile, Hebei Mobile, Liaoning Mobile, Shandong Mobile and Guangxi Mobile, respectively, free from all security interests, options, equities, claims or other third party rights (including, without limitation, rights of pre-emption) of any nature whatsoever; and the Company is the sole legal and beneficial owner of the whole of the share capital of each of Jiangsu BVI, Fujian BVI, Henan BVI and Hainan BVI, free from all security interests, options, equities, claims or other third party rights (including, without limitation, rights of pre-emption) of any nature whatsoever;

          (l) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and conform to the description of the Stock contained in the Prospectus; all of the equity interests in each subsidiary of the Company have been duly and validly authorized and issued, and are fully paid; all of the equity interests in each of the Existing PRC Subsidiaries are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; the ADSs have been duly approved for listing on the NYSE, subject to official notice of issuance; approval in principle has been obtained for listing the Shares on The Stock Exchange of Hong Kong Limited (the "Hong Kong Stock Exchange"); the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to acquire the Shares; except as disclosed in the Prospectus, there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, the Stock or any other class of capital stock of the Company; the Shares may be freely deposited by the Company with the Depositary against issuance of ADRs evidencing ADSs; the ADSs and the Shares are freely transferable by the Company to or for the account of the several Underwriters and the several Asia Underwriters and (to the extent described in the Prospectus) the initial purchasers thereof; and there are no restrictions on subsequent transfers of the Shares or the ADSs under the laws of the PRC, Hong Kong or the United States;


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
          (m) The Shares to be issued and sold by the Company to the Underwriters hereunder or to the Asia Underwriters under the Asia Underwriting Agreement have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid, will be free and clear of all liens, encumbrances, equities or claims and will conform to the descriptions thereof contained in the Prospectus;

          (n) The Deposit Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; upon issuance by the Depositary of ADRs evidencing ADSs against the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in the Prospectus;

          (o) Each of this Agreement and the Asia Underwriting Agreement has been duly authorized, executed and delivered by the Company; and no consents, approvals, authorizations, orders, registrations, clearances or qualifications of or with any court or governmental agency or body or any stock exchange authorities (hereinafter referred to as a "Governmental Agency") having jurisdiction over the Company or any of its subsidiaries or any of their properties (hereinafter referred to as "Governmental Authorizations") are required for the issue and sale of the Shares, the deposit of Shares and the issuance of ADSs in respect thereof, and for the authorization, execution, delivery and performance by the Company of this Agreement, the Asia Underwriting Agreement or the Deposit Agreement, except
     (i) the registration under the Act of the Shares and the ADSs and the registration of the relevant versions of the Prospectus under the Companies Ordinance in Hong Kong, (ii) such Governmental Authorizations as have been duly obtained and are in full force and effect and copies of which have been furnished to you (including the approval in principle to list the Shares on the Hong Kong Stock Exchange) and (iii) such Governmental Authorizations as may be required under state securities or Blue Sky laws or any laws of jurisdictions outside Hong Kong and the United States in connection with the purchase and distribution of the Shares and ADSs by or for the account of the Underwriters or the Asia Underwriters;

          (p) All dividends and other distributions declared and payable on the equity interests in each of the Existing PRC Subsidiaries may under the current laws and regulations of the PRC be paid to the Company and the relevant BVI Companies, as applicable, and may be converted into foreign currency that may be freely transferred out of the PRC, and except as disclosed in the

     Registration Statement and the Prospectus, all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the PRC and are otherwise free and clear of any other tax, withholding or deduction in the PRC and may be so paid without the necessity of obtaining any Governmental Authorization in the PRC;

          (q) All dividends and other distributions declared and payable on the shares of capital stock of the Company may under the current laws and regulations of Hong Kong be paid to the shareholders of the Company and the Depositary in Hong Kong dollars, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of Hong Kong and are otherwise free and clear of any other tax, withholding or deduction in Hong Kong and may be so paid without the necessity of obtaining any Governmental Authorization in Hong Kong;

          (r) The issue and sale of the Shares to be sold by the Company hereunder and under the Asia Underwriting Agreement, the deposit of the Shares being deposited with the Depositary against issuance of the ADRs evidencing the ADSs and the compliance by the Company with all of the provisions of this Agreement, the Asia Underwriting Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument (including, without limitation, the PRC Loan Documents defined in subsection 1(mm) below of this Section 1) to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Memorandum of Association, Articles of Association or business licenses of the Company or any of its subsidiaries or any law or statute or any order, rule or regulation of any Governmental Agency having jurisdiction over the Company or any of its subsidiaries or any of their properties;

          (s) Neither the Company nor any of its subsidiaries is (i) in violation of its Memorandum of Association and Articles of Association or other constituent documents or (ii) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound except, in the case of clause (ii), where such violation or default would not, individually or in the aggregate, have a material adverse effect on the combined financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole;

          (t) Other than as disclosed in the Prospectus, and except for any capital duty paid or to be paid by the Company, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Company in the PRC or Hong Kong or to any political subdivision or taxing authority of or in the PRC or Hong Kong in connection with (i) the creation, allotment and issuance of the Shares, (ii) the deposit with the Depositary of Shares by the Company against the issuance of ADRs evidencing ADSs, (iii) the sale and delivery by the Company of the Shares and the ADSs to or for the respective accounts of the Underwriters or the Asia Underwriters, (iv) the execution, delivery and performance of this Agreement or the Asia Underwriting Agreement or
     (v) the acquisition of the Target Companies and the relevant BVI Companies (the "Acquisition") (including the transfer of assets and liabilities to the Company and its subsidiaries pursuant to the Acquisition);

          (u) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters or the Asia Underwriters in the PRC or Hong Kong or to any political subdivision or taxing authority of or in the PRC or Hong Kong in connection with (i) the creation, allotment and issuance of the Shares, (ii) the deposit with the Depositary of Shares by the Company against the issuance of ADRs evidencing ADSs, (iii) the sale and delivery by the Company of the Shares and the ADSs to or for the respective accounts of the Underwriters or the Asia Underwriters, (iv) the execution, delivery and performance of this Agreement or the Asia Underwriting Agreement or
     (v) the sale and delivery outside Hong Kong by the Underwriters or the Asia Underwriters of the Shares and the ADSs to the initial purchasers thereof, other than ordinary course Hong Kong profits tax which may arise in respect of persons carrying on a trade, profession or business in Hong Kong;

          (v) Neither the Company nor any of its subsidiaries has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares and the ADSs;

          (w) The statements set forth in the Prospectus under the captions "Description of Share Capital" and "Description of American Depositary Receipts", insofar as they purport to constitute a summary of the terms of the Stock and the ADSs, respectively, under the caption "Description of Convertible Notes", insofar as they purport to constitute a summary of the provisions of the Indenture relating to the Convertible Notes, between the Company and The Bank of New York, as trustee (the "Indenture") and the terms of the Convertible Notes, under the caption "Taxation", insofar as they purport to describe the provisions of the laws and documents referred to therein and under the caption "Underwriting", insofar as they purport to describe the provisions of this

     Agreement, the Asia Underwriting Agreement, the Agreements among Underwriters, the Agreement between Syndicates and the Selling Agreements, are accurate, complete and fair;

          (x) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject (i) which, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected, individually or in the aggregate, to have a material adverse effect on the combined financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, or (ii) that are required to be described in the Registration Statement or the Prospectus and are not so described; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

          (y) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (z) The Registration Statement, the Prospectus and the ADS Registration Statement and the filing of the Registration Statement, the U.S. Prospectus and the ADS Registration Statement with the Commission have been duly authorized by and on behalf of the Company, and the Registration Statement and the ADS Registration Statement have been duly executed pursuant to such authorization by and on behalf of the Company;

          (aa) Except as disclosed in the Registration Statement and the Prospectus, each of the Company and its subsidiaries has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all necessary declarations and filings with, all Governmental Agencies (including, without limitation, the PRC State Council, the PRC Ministry of Information Industry (the "MII"), the State Development and Planning Commission (the "SDPC"), the China Securities Regulation Commission (the "CSRC"), the Ministry of Foreign Trade and Economic Cooperation (the "MOFTEC"), the Ministry of Land and Resources (the "MOLR"), the Ministry of Finance (the "MOF"), and the relevant provincial and local bureau or branches of the foregoing authorities and the relevant Provincial Price Bureaus (the "Price Bureaus")), to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus and such licenses, consents, authorizations, approvals, orders, certificates or permits contain no materially burdensome restrictions or conditions not described in the Registration Statement or the Prospectus. Except as described in the

     Prospectus, neither the Company nor any of its subsidiaries has any reason to believe that the Mll or any other Governmental Agency is considering modifying, suspending or revoking any such licenses, consents, authorizations, approvals, orders, certificates or permits and each of the Company and its subsidiaries is in compliance with the provisions of all such licenses, consents, authorizations, approvals, orders, certificates and permits in all material respects;

          (bb) The Conditional Sale and Purchase Agreement (the "Acquisition Agreement") entered into between China Mobile Hong Kong (BVI) Limited ("China Mobile BVI"), China Mobile Communications Corporation ("China Mobile Group") and the Company on October 4, 2000 has been duly authorized, executed and delivered by the Company, and constitutes a valid and binding agreement of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity;

          (cc) The transactions set forth in the Prospectus under the caption "The Acquisition" will not contravene any provision of applicable law, rule or regulation and do not contravene the Memorandum of Association and Articles of Association, other constituent documents or the business license of the Company or any of its subsidiaries or contravene the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument binding upon the Company or any of its subsidiaries that, individually or in the aggregate, is material to the Company and its subsidiaries, or any judgment, rule or regulation, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries and will not result in the creation or imposition of any lien, charge, encumbrance or other restriction upon any assets of the Company or any of its subsidiaries;

          (dd) Other than as disclosed in the Prospectus, all consents, approvals, authorizations, orders, registrations and qualifications required in the PRC in connection with the transactions set forth in the Prospectus under the caption "The Acquisition" have been made or unconditionally obtained in writing (including, without limitation, all actions necessary for the approval of such transactions by the PRC State Council, the Mll, the SDPC, the CSRC, the MOFTEC, the MOLR and the MOF, and no such consent, approval, authorization, order, registration or qualification has been withdrawn or is subject to any condition precedent which has not been fulfilled or performed;

          (ee) There are no legal or government proceedings pending against the Company or any of its subsidiaries in the PRC challenging the effectiveness or validity of the transactions set forth in the Prospectus under the caption "The Acquisition" and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by any Governmental Agencies in the PRC or elsewhere;

          (ff) To the best knowledge of the Company after due inquiries, all of the representations and warranties relating to the Target Companies provided by China Mobile Group and/or China Mobile BVI in the Acquisition Agreement are true and correct in all material respects;

          (gg) The Company and its subsidiaries own or have valid licenses in full force and effect or otherwise have the legal right to use, or can acquire on reasonable terms, all material patents, patent rights, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (including the "China Mobile" name and logo) currently employed by them in connection with the business currently operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the condition, financial or otherwise, in the earnings, business or operation of the Company and its subsidiaries, taken as a whole; in conducting its business activities, none of the Company or any of its subsidiaries has infringed any patent, copyright, title, trademark, service mark, trade name or other intellectual property rights already registered by a third party in the PRC or Hong Kong; "China Mobile" logo is a registered trademark in the PRC owned by China Mobile Group, and application has been made on behalf of China Mobile Group for the use of the "China Mobile" name and logo in Hong Kong, and the Company has entered into an agreement with China Mobile Group with respect to the right of the Company and its subsidiaries to use such name and logo which agreement is in full force and effect;

          (hh) All returns, reports or filings which ought to have been made by or in respect of the Company and its subsidiaries for taxation purposes have been made and all such returns are up to date, correct and on a proper basis, and are not, to the best of their knowledge, the subject of any dispute with the relevant revenue or other appropriate authorities and the provisions included in the audited accounts as set out in the Prospectus included appropriate provisions required under Hong Kong generally accepted accounting principles ("Hong Kong GAAP") for all taxation in respect of accounting periods ended on or before the accounting reference date to which such audited accounts relate for which the Company or any of its subsidiaries was then or might reasonably be expected thereafter to become or have become liable; neither the Company nor any of its subsidiaries has received notice of any tax deficiency that has been asserted against the Company or any of its subsidiaries which, if so assessed, would have a material adverse effect on the business, results of operations or financial condition of the Company and its subsidiaries, taken as a whole;

          (ii) Other than as disclosed in the Prospectus, the Company has no material legal obligation to provide retirement, death or disability benefits to any of the present or past employees of the Company or any of its subsidiaries or those of China Mobile Group or any of its other subsidiaries or any other companies or entities;

          (jj) Except as disclosed in the Prospectus, no indebtedness (actual or contingent) and no contract or arrangement (other than employment contracts or arrangements) is outstanding between the Company and any director of the Company or any person connected with such director (including his spouse, infant children, or any company or undertaking in which he holds a controlling interest);

          (kk) No material labor dispute, work stoppage, slow down or other conflict with the employees of the Company or its subsidiaries exists or, to the knowledge of the Company, is threatened;

          (ll) All guarantees of any indebtedness of the Company or any of its subsidiaries are in full force and effect;

          (mm) (A) Each of Syndicate Loan Agreements (including all appendixes and annexes) (collectively, the "PRC Loan Documents") has been duly authorized, executed and delivered by each of the subsidiaries of the Company that is a party to such document, and constitutes a valid and binding agreement of each such subsidiary enforceable in accordance with the terms of such PRC Loan Document, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; (B) other than the approval by the PRC State Council, which has been obtained and is in full force and effect, no other Governmental Authorization is required with respect to the transactions contemplated under the PRC Loan Documents; and (C) the execution, delivery and performance of such PRC Loan Documents and the compliance by each such subsidiaries of the Company with the provisions of such PRC Loan Documents to which it is a party will not contravene any provision of applicable law, rule or regulation and do not contravene the Memorandum of Association and Articles of Association, other constituent documents or the business license of the Company or any of its subsidiaries or contravene the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument binding upon the Company or any of its subsidiaries that, individually or in the aggregate, is material to the Company and its subsidiaries, taken as a whole, or any judgment, rule or regulation, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries and will not result in the creation or imposition of any lien, charge, encumbrance or other restriction upon any assets of the Company or any of its subsidiaries;

          (nn) Under the laws of the PRC, neither the Company nor any of its properties, assets or revenues are entitled to any right of immunity on the grounds of sovereignty from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from service of process, from attachment to or in aid of execution of judgment or from other legal process or proceeding for the giving of any relief or for the enforcement of any judgment. The irrevocable and unconditional waiver and agreement of the Company in Section 14 hereof not to plead or claim any such immunity in any legal action, suit or proceeding based on this Agreement is valid and binding under the laws of the PRC and Hong Kong;

          (oo) Under the laws of the PRC and Hong Kong, (i) the courts of the PRC and Hong Kong recognize and give effect to the choice of law provisions set forth in Sections 14 and 17 hereof and enforce judgments of U.S. courts obtained against the Company to enforce this Agreement, provided that the judgment (A) was not obtained by fraud; (B) was final and conclusive;
     (C) in the opinion of the relevant PRC court after the review of such judgment pursuant to international treaties concluded or acceded to by the PRC government or in accordance with the principle of reciprocity, or otherwise in accordance with the Civil Procedure Law of the PRC, did not contradict the basic principles of PRC law; (D) in the opinion of the relevant PRC court after its review of such judgment pursuant to international treaties concluded or acceded to by the PRC government or in accordance with the principle of reciprocity, or otherwise in accordance with the Civil Procedure Law of the PRC, did not violate state sovereignty, security or public interest; and (E) was for a definite sum of money;
     and (ii) while there is no Hong Kong legislation providing for the reciprocal enforcement of judgments in the Hong Kong court and the New York State court, a New York State court judgment may be enforceable in Hong Kong at common law if (A) it is for a definite sum of money

     (and not relating to taxes or penalties); (B) it is final and conclusive between the parties; (C) bringing proceedings in the New York State court was not contrary to any agreement between the parties to the dispute; (D) the New York State court had jurisdiction to grant the judgment according to Hong Kong rules on conflicts of law; (E) the New York State court judgment was not obtained by fraud or in breach of the rules of natural justice; and (F) enforcement of the New York State court judgment would not be contrary to public policy in Hong Kong.

          (pp) No holder of any of the Shares or the ADSs after the completion of the Global Offering is or will be subject to any liability in respect of any liability of the Company by virtue only of its holding of any such Shares or ADSs. Except as disclosed in the Prospectus, there are no limitations on the rights of holders of the Shares or the ADSs to hold, vote or transfer their securities;

          (qq) The Company is not a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1296 of the United States Internal Revenue Code of 1986, as amended, and the Company believes that the Shares and the ADSs should not be treated as stock of a PFIC for United States federal income tax purposes;

          (rr) The historical consolidated financial statements (and the notes thereto) of the Company and its subsidiaries and the combined financial statements of the Target Companies included in the Prospectus were prepared in accordance with Hong Kong GAAP consistently applied throughout the period involved, and fairly present the consolidated financial condition and results of operations of the Company and its subsidiaries and the combined financial condition and results of operations of the Target Companies (as the case may be) at the dates and for the periods presented; and the pro forma financial information and notes thereto included in the Prospectus were prepared in accordance with the applicable requirements of the Act, the Company's assumptions provide a reasonable basis for presenting the significant effects directly attributable to the events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the calculations made to determine such pro forma amounts reflect the proper application of those adjustments to the historical financial statement amounts in the unaudited pro forma statement of income for the year ended December 31, 1999 and the six-month period ended June 30, 2000 with respect to certain events, including the Acquisition, the Global Offering and the Convertible Note Offering. No other financial statements, schedules or pro forma financial information of the Company or its subsidiaries are required (A) by the Act or the rules and regulations thereunder to be included in the Prospectus or (B) by the Company Ordinance and the rules and regulations thereunder or the rules and regulations of the Hong Kong Stock Exchange (as interpreted by the Hong Kong Stock Exchange) to be included in any of the versions of Prospectus filed with Hong Kong Stock Exchange;

          (ss) KPMG, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder; each of the Company and its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with Hong Kong GAAP with a reconciliation to generally accepted accounting principles in the United States ("U.S. GAAP"); (iii) access to assets is permitted only in accordance with management's general or specific authorization; (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate actions taken with respect to any differences; and (v) each of the Company and its subsidiaries has made and kept books, records and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets of such entity and provide a sufficient basis for the preparation of combined financial statements in accordance with Hong Kong GAAP, with a reconciliation thereof to U.S. GAAP; and

          (tt) The forecasted information included in the Prospectus under the sub-caption "The Acquisition -- Prospective Financial Information" (the "Estimated Financial Information") (i) is within the coverage of Rule 175(b) of the Act's regulations; (ii) was made by the Company with a reasonable basis and in good faith; (iii) has been prepared in accordance with Hong Kong GAAP, applied on a consistent basis with the financial statements included in the Prospectus; and (iv) has been properly compiled based on the assumptions described therein; the assumptions used in the preparation of the Estimated Financial Information (x) are all those that the Company believes are significant in forecasting the combined net profit and combined adjusted EBITDA of the Target Companies for the year ending December 31, 2000, and (y) reflect, for the year ending December 31, 2000, the Company's best estimate of the events, contingencies and circumstances described therein; and the Estimated Financial Information presents the Company's best estimate, as of the date hereof, of the combined net profit and combined adjusted EBITDA of the Target Companies for the year ending December 31, 2000.

     2. Subject to the terms and conditions herein set forth, (a) the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at a purchase price per ADS of US$-- (the "ADS Purchase Price"), the number of Firm ADSs (to be adjusted by you so as to eliminate fractional shares or ADSs) determined by multiplying the aggregate number of Firm ADSs to be sold by the Company by a fraction, the numerator of which is the aggregate number of Firm ADSs to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm ADSs to be purchased by all of the Underwriters from the Company and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional ADSs as provided below, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at the ADS Purchase Price, that portion of the number of Optional ADSs as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional ADSs by a fraction, the numerator of which is the maximum number of Optional ADSs which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional ADSs that all of the Underwriters are entitled to purchase hereunder.

     The Company hereby grants to the Underwriters the right to purchase at their election up to -- Optional ADSs, at the ADS Purchase Price, for the purpose of covering overallotments in the sale of the Firm ADSs and other transactions. Any such election to purchase Optional ADSs may be exercised from time to time by written notice from you to the Company, given within a period of 28 calendar days after the date of the U.S. Prospectus and setting forth the aggregate number of Optional ADSs to be purchased and the date on which such Optional ADSs are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or later than 30 calendar days after the date of the U.S. Prospectus.

     The Underwriters may, in their discretion but with approval from the Global Coordinators, require that Shares be delivered in lieu of ADSs. The purchase price per Share shall be HK$--.

          3. (a) Upon the authorization by the Global Coordinators of the release of the Firm ADSs, the several Underwriters propose to offer the Firm ADSs for sale upon the terms and conditions set forth in the Prospectus.

          (b) Subject always to the several obligations of the Underwriters to purchase the ADSs pursuant to Section 2, the Company acknowledges that, at the discretion of each Underwriter, the sale of the ADSs referred to in this Agreement shall be by such Underwriter either as agent of the Company (in which case the purchase obligation in Section 2 shall be reduced pro tanto) to procure purchasers of the ADSs, or failing which such Underwriter itself shall purchase the ADSs as principal.

          4. (a) With respect to all or a portion of the ADSs to be purchased and sold hereunder at each Time of Delivery (as defined below), the Global Coordinators, on behalf of the several Underwriters and in accordance with the Agreement between Syndicates, may elect to have Shares delivered and paid for hereunder in lieu of, and in satisfaction of, the Company's obligation to sell to the several Underwriters, and the several Underwriters' obligations to purchase, ADSs. Written notice of such election shall be given by the Global Coordinators to the Company at least two Business Days prior to such Time of Delivery (the "Notification Time"). The number of Shares to be purchased by you as a result of the making of such election shall be adjusted by the Global Coordinators so as to eliminate any fractional Shares. The Company agrees that the Underwriters may pay the Company the purchase price for the Shares purchased hereunder in Hong Kong dollars and the ADSs purchased hereunder in United States dollars, without any requirement of foreign exchange conversion therefor.

          (b) The ADSs to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Global Coordinators may request upon written notice to the Company prior to the Notification Time, shall be delivered by or on behalf of the Company to the Global Coordinators through the facilities of The Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer through the Federal Wire System in New York in U.S. dollars in immediately available funds to an account designated by the Company (which shall be designated to the Global Coordinators by the Company prior to the Notification Time) at such Time of Delivery specified in subsection (d) of this Section 4. The Company will cause the form of certificates representing the ADSs to be made available for checking at least one Business Day prior to such Time of Delivery with respect thereto at the office of DTC or its designated custodian.

          The Shares underlying the ADSs to be delivered hereunder shall be deposited into the facilities of the Hong Kong Securities Clearing Company Limited ("HKSCC") for the account of The Hongkong and Shanghai Banking Corporation Limited, as custodian (the "Custodian") for the Depositary against delivery of a copy of a letter confirming that the Global Coordinators have given irrevocable instructions to their correspondent bank in New York to make the wire transfer of payment for the ADSs at such Time of Delivery specified in subsection (d) of this Section 4.

          (c) If an election has been made in accordance with subsection (a) above, the Shares to be purchased by each Underwriter hereunder to be delivered in definitive form, and in such authorized denominations and registered in such names as the Global Coordinators may request upon notice to the Company prior to the Notification Time, shall be delivered by the Company to the Global Coordinators, by the delivery of physical Share certificates to the HKSCC participant account specified by the Global Coordinators through the facilities of HKSCC, against payment by or on behalf of such Underwriter of the purchase price therefor by account transfer in Hong Kong dollars in immediately available funds to an account specified by the Company at Standard Chartered Bank. The Company will cause the certificates representing the Shares to be made available for checking at least one Business Day prior to such Time of Delivery with respect thereto at the office of HKSCC.

          (d) The time and date of the deliveries and payments described in this
     Section 4 shall be (i) with respect to the Shares to be delivered pursuant to subsection (c), 9:00 a.m., Hong Kong time; (ii) with respect to the Shares underlying the ADSs to be delivered pursuant to subsection (b), 9:00 a.m. Hong Kong time; and (iii) in the case of the ADSs delivered pursuant to subsection (b), 9:00 a.m., New York City time, in each case on --, 2000 or such other time and date as the Global Coordinators and the Company may agree upon in writing. The time and date of delivery and payment with respect to the Optional ADSs shall be 9:00 a.m., Hong Kong time, in the case of Optional ADSs delivered in the form of Shares, and 9:00 a.m., New York City time, in the case of the Optional ADSs, in each case on the date specified by the Global Coordinators in the written notice given by the Global Coordinators in the Underwriters' election to purchase such Optional ADSs, or such other time and date as the Global Coordinators and the Company may agree upon in writing. Such times and dates for deliveries of, and payments for, the ADSs, whether in the form of Shares or ADSs, is herein called the "First Time of Delivery", such times and dates for delivery of, and payment for, the Optional ADSs, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery and payment is herein called a "Time of Delivery". The cross-receipt for the ADSs to be delivered at the First Time of Delivery will be delivered at the Closing Location (defined below) at 9:00 a.m., Hong Kong time on --, 2000.

          (e) The documents to be delivered at the First Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including additional documents requested by the Underwriters pursuant to Section 7(s) hereof, will be delivered at the offices of Sullivan & Cromwell, 28th Floor, Nine Queen's Road, Central, Hong Kong (the "Closing Location"), at such Time of Delivery of the Shares, or such other time as the Company and the Global Coordinators may agree upon in writing, together with an irrevocable instruction letter for payment of amounts due in connection with the delivery of ADSs. A meeting will be held at the Closing Location at 2:00 p.m., Hong Kong time, on the Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York or Hong Kong are generally authorized or obligated by law or executive order to close.

     5. The Company agrees with each of the Underwriters:

          (a) To prepare the Prospectus in a form approved by you and to file the U.S. Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery which shall be reasonably disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you copies thereof; to file promptly all reports required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c) or

     15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares and ADSs; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Shares and ADSs for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

          (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares and ADSs for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares and ADSs, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) Prior to 10:00 a.m., New York City time, on the Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as they may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and ADSs and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act, the Companies Ordinance of Hong Kong ("Companies Ordinance") or the

     Listing Rules of the Hong Kong Stock Exchange, to notify you and upon your request to file such document and prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the ADSs at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as it may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

          (d) To make generally available to its securityholders as soon as practicable, but in any event not later than 18 months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

          (e) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus (the "Lock-Up Period"), not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder or under the Asia Underwriting Agreement or the underwriting agreement between the Company and the underwriters for the Convertible Note Offering, any shares of Stock or ADSs or any other securities of the Company that are substantially similar to the Shares or ADSs, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Shares or ADSs or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without the prior written consent of the Global Coordinators; it is understood that China Mobile BVI, China Mobile (Hong Kong) Group Limited ("CMHK Group") and China Mobile Group, pursuant to separate "lock-up" agreements as described in
     Section 7(t), have agreed to restrictions similar to those set forth above;

          (f) To furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (in English) (including a review of operations and annual audited financial statements of the Company and its consolidated subsidiaries prepared in conformity with Hong Kong
     GAAP), together with a reconciliation of U.S. GAAP of net income, shareholders' equity and, as necessary, other selected balance sheet and income statement items and, as soon as practicable after the end of the second quarter of each fiscal year statements of income prepared in conformity with Hong Kong GAAP, together with a reconciliation to U.S. GAAP of certain items contained in such statements;

          (g) During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission); and
     (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request;

          (h) To use the net proceeds received by it from the sale of the Shares and ADSs pursuant to this Agreement and the Asia Underwriting Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

          (i) Prior to each Time of Delivery, to deposit Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Shares and delivered to the purchasers at such Time of Delivery;

          (j) Not to (and to cause its subsidiaries not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the Shares or the ADSs;

          (k) To use its best efforts to list, subject to notice of issuance, the ADSs on the NYSE and the Shares on the Hong Kong Stock Exchange, and to maintain such listings;

          (l) In addition to the obligations set forth in subsection (c) of this
     Section 5, the Company will (i) comply with the Hong Kong Stock Exchange's rules or other requirements, to publish and disseminate to the public, under certain circumstances, information affecting any prospective financial information in the Prospectus and (ii) announce in a press release (delivered to The Wall Street Journal/Dow Jones News Service or other news service acceptable to the Global Coordinators) any information so required by the Hong Kong Stock Exchange to be published and disseminated to the public; provided, however, that no such press release shall be issued by the Company without having been submitted to the Global Coordinators for their review not less than three Business Days (as defined in Section 4(e)) prior to such issuance, or such lesser period of time as is necessary for the Company to avoid violation of any law or regulation applicable to it. Such press release shall also be filed with the Commission on Form 6-K under the Exchange Act;

          (m) For so long as the Shares or the ADSs are outstanding, the Company agrees to file with the Hong Kong Stock Exchange, the NYSE, the CSRC, the Commission, and any other governmental agency, authority or instrumentality in Hong Kong, the PRC and the United States, as the case may be, such relevant reports, documents, agreements and other information which may from time to time be required by applicable law or regulation to be so filed because the Shares or the ADSs are outstanding;

          (n) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

          (o) The Company agrees to indemnify and hold the Underwriters harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees, including any interest and penalties, payable in Hong Kong or the PRC which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the Shares or the ADSs and the execution and delivery of this Agreement, the Asia Underwriting Agreement and the Deposit Agreement; provided, however, that the Company shall not be responsible for any such taxes, duties or fees which arise as a result of the distribution of the ADSs and the Shares by the Underwriters in a manner other than that as is customary in such transactions. In addition, the Company agrees to indemnify and hold the Underwriters harmless against any Hong Kong Stock Exchange transaction levy which may be required to be paid in connection with the issuance of the Shares and the listing of such Shares on the Hong Kong Stock Exchange;

          (p) None of the Company, its affiliates or any person acting on its or their behalf has engaged or will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Shares or the ADSs in the Global Offering outside the United States and the Company, its affiliates and each person acting on its or their behalf will comply with the offering restrictions requirement of Regulation S; and

          (q) Upon request of a Global Coordinator, to furnish, or cause to be furnished, to such Global Coordinator an electronic version of the Company's trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Global Coordinator for the purpose of facilitating the online offering of the Securities (the "License"); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee, may not be assigned or transferred and shall terminate on the 26th day after the First Time of Delivery.

     6. [Form/Draft (TBD): The Company covenants and agrees and with the several Underwriters that will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares and ADSs under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the ADR Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers;
(ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Asia Underwriting Agreements, the Agreement between Syndicates, the Selling Agreements, the Deposit Agreement, the Blue Sky Memorandum, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares and ADSs; (iii) all expenses in connection with the qualification of the Shares and ADSs for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey[s]; (iv) all fees and expenses in connection with listing the Shares and ADSs on the [names of stock exchanges] [(___) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares and ADSs];
[(v) [to ________, for the account of the several Underwriters and the Asia Underwriters, $________ in lieu of reimbursement of expenses;] [the fees and disbursements of Underwriters' counsel in connection with the transactions contemplated hereby;] [to _________, for the account of the several Asia Underwriters, up to U.S. $_________ in respect of reasonable out-of-pocket expenses (including fees, disbursements and expenses of counsel to the Asia Underwriters) incurred by the Asia Underwriters in connection with the transactions contemplated in the Asia Underwriting Agreement[, other than the fees, disbursement and expenses included in clause (iii) above;] [(___) all expenses and taxes arising as a result of the deposit by the Company of the Shares with the Depositary and the issuance and delivery of the ADRs evidencing ADSs in exchange therefor by the Depositary to the Company, of the sale and delivery of the ADS and the Shares by the Company to or for the account of the Underwriters and Asia Underwriters, of the sale and delivery outside of [____________(10)] of the ADSs and the Shares by the Underwriters and the Asia Underwriters to each other, and of the initial purchasers thereof in the manner contemplated under the Asia Underwriting Agreements, including, in any such case, any [_____________(10)] income, capital gains, withholding, transfer or other tax asserted against an Underwriter or an Asia Underwriter by reason of the purchase and sale of an ADS or a Share pursuant to the this Agreement, the Asia Underwriting Agreements or the Agreement Syndicates; (___) the fees and expenses (including fees and disbursements of counsel), if any, of the Depositary and any custodian appointed under the Deposit Agreement, other than the fees and expenses to be paid by holders of ADRs (other than the Underwriters or the International Underwriters, in connection with the initial purchase of ADSs and the Shares);] (___) the fees and expenses of the Authorized Agent (as defined in Section 15 hereof); (___) the cost of preparing stock certificates and ADRs]; (___) the cost and charges of any transfer agent or registrar; and (____) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes [(other than any imposed by [________________] or any political subdivision or taxing authority thereof or therein)] on resale of any of the Shares and ADSs] by them, and any advertising expenses connected with any offers they may make.]

     7. The obligations of the Underwriters hereunder, as to the Shares and ADSs to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The U.S. Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission, if any, shall have been complied with to your reasonable satisfaction;

          (b) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to you such opinion and letter (a draft of such opinion and letter is attached as Annex II(a) hereto), dated such Time of Delivery, in form and substance satisfactory to you, and such counsel shall have received or been permitted access to such papers and information as they may reasonably request to enable them to give such opinion;

          (c) Baker & McKenzie, Hong Kong counsel for the Underwriters, shall have furnished to you such opinion or opinions (a draft of such opinion is attached as Annex II(b) hereto), dated such Time of Delivery, in form and substance satisfactory to you, and such counsel shall have received or been permitted access to such papers and information as they may reasonably request to enable them to give such opinion;

          (d) Haiwen & Partners, PRC counsel for the Underwriters, shall have furnished to you such opinion or opinions (a draft of such opinion or opinions is attached as Annex II(c) hereto), dated such Time of Delivery, in form and substance satisfactory to you, and such counsel shall have received or been permitted access to such papers and information as they may reasonably request to enable them to give such opinion;

          (e) Shearman & Sterling, U.S. counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) Assuming that this Agreement has been duly authorized, executed and delivered by the Company under Hong Kong law, this Agreement has been duly executed and delivered by the Company; and assuming the Asia Underwriting Agreement has been duly authorized, executed and delivered by the Company under Hong Kong law, the Asia Underwriting Agreement has been duly executed and delivered by the Company.

               (ii) Assuming that the Deposit Agreement has been duly authorized, executed and delivered by the Company and the Depositary and constitutes a valid and legally binding agreement of the Company under Hong Kong law enforceable in accordance with its terms, the Deposit Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of the Deposit Agreement by the Depositary and that each of the Depositary and the Company has full power, authority and legal right to enter into and perform its obligations thereunder, constitutes a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity, except that such counsel need express no opinion with respect to Section 5.8 of the Deposit Agreement;

               (iii) Upon due issuance by the Depositary of ADRs evidencing the ADSs being delivered at such Time of Delivery against the deposit of the underlying Shares to be deposited by the Company in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs evidencing the ADSs will be duly and validly issued and the holders thereof will be entitled to the rights specified therein and in the Deposit Agreement;

               (iv) Under the laws of the State of New York relating to personal jurisdiction, the Company has, pursuant to and to the extent provided in Section 14 of this Agreement and the Asia Underwriting Agreement, validly and irrevocably submitted to the personal jurisdiction of any state or federal court located in the Borough of Manhattan, The City of New York, New York (each a "New York Court") in any action arising out of or relating to this Agreement or the Asia

          Underwriting Agreement or the transactions contemplated hereby and thereby, has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has validly and irrevocably appointed the Authorized Agent (as defined herein) as its authorized agent for the purpose described in Section 14 hereof and thereof; and service of process effected on such agent in the manner set forth in
          Section 14 hereof and thereof will be effective to confer valid personal jurisdiction over the Company in the New York Courts;

               (v) The Registration Statement has been declared effective under the Act and the rules and regulations thereunder, the Prospectus either has been filed with the Commission pursuant to Rule 424(b) under the Act, or has been included in the Registration Statement (as the case may be), and such counsel has no knowledge of any stop order having been issued suspending the effectiveness of the Registration Statement or of any proceedings for that purpose having been instituted or threatened or pending by the Commission;

               (vi) Each of (A) the issue and sale of the Shares being delivered at such Time of Delivery to be sold by the Company, (B) the deposit of the Shares being deposited by the Company with the Depositary pursuant to the Deposit Agreement and (C) the performance by the Company of its obligations under this Agreement and the Asia Underwriting Agreement will not violate any existing federal law of the United States or law of the State of New York applicable to the Company; provided, however, that for the purposes of this clause (vi), such counsel need not express any opinion with respect to Federal or state securities laws, other antifraud laws and fraudulent transfer laws; provided, further, that insofar as performance by the Company of its obligations under this Agreement and the Asia Underwriting Agreement is concerned, such counsel need not express any opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights;

               (vii) All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Company under the federal laws of the United States and the laws of the State of New York for the issuance of the Shares and the ADRs evidencing the ADSs, the sale and delivery of the Shares and the ADSs to the Underwriters and the Asia Underwriters and the deposit with the Depositary of the Shares underlying the ADSs have been obtained or made;

               (viii) The Company is not an "investment company" as such term is defined in the Investment Company Act;

               (ix) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and other financial data contained therein as to which such counsel express no opinion), when they were filed with the Commission, appear in their face to have been appropriately responsive in all material respects to the requirement of the Exchange Act and the applicable rules and regulations of the Commission thereunder; they have no reason to believe that any of such documents, when such documents were filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

               (x) The Registration Statement, as of its effective date, and the U.S. Prospectus, as of the date of the U.S. Prospectus, and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and other financial data including prospective financial data contained therein, as to which such counsel need express no opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Commission thereunder; no facts came to such counsel's attention which gave such counsel reason to believe that, at the time it became effective, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and other financial data including prospective financial data contained therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date and as of such Time of Delivery, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and other financial data including prospective financial data contained therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel may state that they do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those made in the Registration Statement and the Prospectus in the sections entitled "Description of American Depositary Receipts", insofar as they relate to provisions of the ADRs and the Deposit Agreement, "Description of Convertible Notes", insofar as they relate to provisions of the Indenture and the terms of the Convertible Notes, "Taxation--United States Federal Income Taxation", insofar as they relate to provisions of Federal tax laws of the United States therein described, and "Underwriting", insofar as they relate to the provisions of this Agreement and the Asia Underwriting Agreement.

               In rendering the foregoing opinion, Shearman & Sterling may rely, as to matters governed by Hong Kong and PRC law, upon the respective opinions of Linklaters & Alliance and Commerce & Finance Law Offices referred to below.

          (f) Linklaters, Hong Kong counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation under the laws of Hong Kong, with legal right, power and authority (corporate and other) to own, use, lease and operate its properties and conduct its business as described in the Prospectus; the Memorandum of Association and Articles of Association comply with the applicable requirements of Hong Kong law and are in full force and effect;

               (ii) The Company has corporate power to enter into and to perform its obligations under this Agreement, the Asia Underwriting Agreement, the Deposit Agreement and the Acquisition Agreement; each of this Agreement, the Asia Underwriting Agreement, the Deposit Agreement and the Acquisition Agreement has been duly and validly authorized, executed and delivered by the Company; the Acquisition Agreement constitutes valid and legally binding obligations of the Company enforceable in accordance with its terms; on the assumption and to the extent that the Underwriting Agreement, the Asia Underwriting Agreement and the Deposit Agreement constitute legally bidding and enforceable obligations of the Company under the laws of the State of New York by which laws each of such agreements is expressed to be governed, the obligations of the Company under the Underwriting Agreement, the Asia Underwriting Agreement and the Deposit Agreement will be recognized and enforced by the Hong Kong courts; and except for shareholders' consent of the Acquisition, the Company has taken all necessary corporate action to authorize performance of each of such agreements;

               (iii) The Share Transfer Agreement, dated September 30, 2000, among China Mobile Group, CMHK Group, China Mobile BVI and the BVI Companies that are parties thereto has been duly authorized, executed and delivered by CMHK Group and constitutes valid and legally binding obligations of CMHK Group enforceable in accordance with its terms;

               (iv) The Company has an authorized share capital as set forth in the Prospectus, and all of the issued shares of the Company (including the Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and nonassessable and are at the time of issue free and clear of all liens, encumbrances, equities or claims; the Hong Kong Stock Exchange has formally approved the listing of, and permission to deal in, all of the issued shares of Stock (including the Shares); the holders of outstanding shares of the Company are not entitled to preemptive or other similar rights under the Articles of Association of the Company and Hong Kong laws to acquire the ADSs or Shares to be purchased from the Company under this Agreement or the Asia Underwriting Agreement which have not been complied with; the Shares to be deposited by the Company may be freely deposited by the Company with the Depositary against issuance of ADRs evidencing ADSs; the ADSs and the Shares are freely transferable by the Company to or for the respective accounts of the several Underwriters and the several Asia Underwriters in the manner contemplated herein or in the Asia Underwriting Agreement and the initial purchasers thereof, and there are no restrictions on subsequent transfers of the ADSs or the Shares under Hong Kong law; the Shares conform to the description of the Stock contained in the Prospectus;

               (v) All governmental or regulatory consents, approvals, authorizations or orders required under Hong Kong law by the Company in connection with the execution, delivery and performance of this Agreement, the Asia Underwriting Agreement, the Deposit Agreement and the Acquisition Agreement have been obtained and are in full force and effect;

               (vi) A search conducted against the Company at the cause book kept at the High Court of Hong Kong reveals no petition for the winding up of the Company or for the appointment of a receiver of the Company;

               (vii) The issue and sale of the Shares and the sale of the ADSs being delivered at such Time of Delivery to be sold by the Company, the deposit of the Shares being deposited by the Company with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at such

          Time of Delivery by the Company and the compliance by the Company with all of the provisions of this Agreement, the Asia Underwriting Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated (a) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument the existence and terms of which are actually known to such counsel to which the Company is a party or by which the Company is bound;
          (b) will not result in any violation of the provisions of the Memorandum of Association or Articles of Association of the Company;
          (c) will not result in any violation of any provision of Hong Kong law or statute; and (d) will not result in a violation of any order, rule or regulation actually known to such counsel of any Hong Kong Government Agency having jurisdiction over the Company;

               (viii) The execution and delivery of the Acquisition Agreement by the Company, the compliance by the Company with all of the provisions of the Acquisition Agreement and the consummation of the transactions therein contemplated (a) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument the existence and terms of which are actually known to such counsel to which the Company is a party or by which the Company is bound; (b) will not result in any violation of the provisions of the Memorandum of Association or Articles of Association of the Company; (c) will not result in any violation of any provision of Hong Kong law or statute; and (d) will not result in a violation of any order, rule or regulation actually known to such counsel of any Hong Kong Government Agency having jurisdiction over the Company;

               (ix) The statements set forth in the Prospectus under the caption "Description of Share Capital", insofar as they purport to constitute a summary of the terms of the Stock, under the caption "Description of Convertible Notes", insofar as they purport to constitute a summary of the provisions of the Indenture or terms of the Convertible Notes, and under the captions "Enforceability of Civil Liabilities", "Relationship with China Mobile Communications Corporation", "Taxation-Hong Kong" and "Underwriting", insofar as they purport to describe the provisions of Hong Kong laws and documents referred to therein, constitute a fair summary thereof under Hong Kong law, however, counsel expresses no opinion as to whether the same constitutes a fair summary in the context of a prospectus in the United States;

               (x) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters or the Asia Underwriters in Hong Kong or to any political subdivision or taxing authority of or in Hong Kong in connection with (i) the deposit with the Depositary of Shares by the Company against the issuance of ADRs evidencing the ADSs, (ii) the sale and delivery by the Company of the ADSs and the Shares to or for the respective accounts of the Underwriters and the Asia Underwriters or (iii) the sale and delivery outside Hong Kong by the Underwriters and the Asia Underwriters of the ADSs and the Shares to the initial purchasers thereof in the manner contemplated herein and in the Asia Underwriting Agreement, other than ordinary course Hong Kong profits tax which may arise in respect of persons carrying on a trade, profession or business in Hong Kong;

               (xi) The Company has corporate power to issue and to file the Registration Statement with the Commission and has taken all necessary corporate actions to authorize the execution and filing of the Registration Statement;

               (xii) The Company's agreement to the choice of law provisions set forth in Sections 14 and 17 hereof and of the Asia Underwriting Agreement and Section 5.8 of the Deposit Agreement will be recognized by the courts of Hong Kong; the Company can sue and be sued in its own name under the laws of Hong Kong; the irrevocable submission of the Company to the exclusive jurisdiction of a New York Court, the waiver by the Company of any objection to the venue of a proceeding of a New York Court and the agreement of the Company that this Agreement, the Asia Underwriting Agreement and the Deposit Agreement shall be governed by and construed in accordance with the laws of the State of New York are legal, valid and binding; service of process effected in the manner set forth in Section 14 hereof and of the Asia Underwriting Agreement will be effective, insofar as the law of Hong Kong is concerned, to confer valid personal jurisdiction over the Company; and judgment obtained in a New York Court arising out of or in relation to the obligations of the Company under this Agreement, the Asia Underwriting Agreement and the Deposit Agreement would be enforceable against the Company in the courts of Hong Kong at common law;

               (xiii) The Company is not entitled to any immunity under Hong Kong law on the basis of sovereignty or otherwise in respect of its obligations under this Agreement or the Asia Underwriting Agreement and could not successfully interpose any such immunity as a defense to any suit or action brought or maintained in respect of its obligations under this Agreement or the Asia Underwriting Agreement; and the waiver by the Company of immunity to jurisdiction (including the waiver of sovereign immunity to which the Company may become entitled subsequent to the date of each such agreement) and immunity to pre-judgment attachment, post-judgment attachment and execution in any suit, action or proceeding against it arising out of or based on this Agreement or the Asia Underwriting Agreement is a valid and binding obligation of the Company under Hong Kong law;

               (xiv) Based on Hong Kong case law as at the date hereof, the indemnification and contribution provisions set forth in Section 8 hereof and of the Asia Underwriting Agreement and in Section 5.8 of the Deposit Agreement do not contravene public policy or laws of Hong Kong;

               (xv) All dividends and other distributions declared and payable on the shares of the Company including any such dividends or distributions to be paid to the Depositary may under the current laws and regulations of Hong Kong be paid in Hong Kong and may be converted into foreign currency that may be freely transferred out of Hong Kong, and all such dividends and other distributions as at the date hereof are not subject to withholding or other taxes under the laws and regulations of Hong Kong and may otherwise be made free and clear of any other tax, withholding or deduction in Hong Kong and without the necessity of obtaining any Governmental Authorization in Hong Kong; and

               (xvi) So far as it is actually known to such counsel, the Company is not in violation of its Memorandum of Association and Articles of Association or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument actually known to such counsel to which the Company is a party or by which it or any of its properties may be bound.

          (g) Commerce & Finance Law Offices, PRC counsel to the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) Each of the Existing PRC Subsidiaries has been duly organized and is validly existing as a wholly foreign-owned enterprise with limited liability under PRC law, and its business license is in full force and effect, and each has been duly qualified as a foreign investment enterprise under PRC law; each of the Target Companies has been duly organized and is validly existing as a limited liability company under PRC law, and its business license is in full force and effect; the Articles of Association of each of the Company's subsidiaries comply with the requirements of applicable PRC law and are in full force and effect; each of these subsidiaries has full power and authority (corporate and other) and has all consents, approvals, authorizations, orders, registrations, clearances and qualifications of or with any court, governmental agency or body having jurisdiction over it or any of its properties required for the ownership or lease of property by it and the conduct of its business, and has the legal right and authority to own, use, lease and operate its assets and to conduct its business in the manner presently conducted and as described in the Prospectus; the restructuring based on which it was organized is legal and binding and is in full force and effect;

               (ii) The Company has been duly qualified as a foreign corporation for transaction of business and is in good standing under the laws of PRC with full power and authority (corporate and other) to own or lease its properties and conduct business as described in the Prospectus;

               (iii) The equity interests of each of the Target Companies have been duly and validly authorized and issued, are fully paid and non-assessable, and the equity interests of each of the Existing PRC Subsidiaries have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; no Governmental Authorization of or filing with any Governmental Agency is required under PRC law for the ownership by the Company, upon completion of the Acquisition, of equity interest in each of the Target Companies except the approval from the State Council, MOFTEC and the State Administration for Foreign Exchange, which has been obtained and is in full force and effect; the liability of the Company in respect of its equity interest in (A) each of the Existing PRC Subsidiaries directly owned by it and (B) each of the BVI Companies is limited to its investment therein, and the liability of each of the BVI Companies in respect of its equity interest in the Existing PRC Subsidiaries directly owned by it is or, upon completion of the Acquisition, in the Target Companies directly owned by it will be, limited to its investment therein;

               (iv) The Company's subsidiaries have valid title to, or valid leasehold interests in, all of their material real property and valid title to all material personal property owned by them, in each case free and clear of all liens, encumbrances, third party rights or interests, defects or any other restrictions except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the subsidiaries of the Company; and any real property and buildings held under lease by the Company's subsidiaries are held by them under valid and enforceable leases in full force and effect with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company's subsidiaries, and no material default (or event which with notice or lapse of time, or both, would constitute such a default) by the Company's subsidiaries has occurred and is continuing under any of such leases (in giving the opinion in this clause, such counsel may state that no examination of record titles for the purpose of such opinion has been made, and that they are relying upon a general review of the titles of the Company's subsidiaries, upon abstracts, reports and policies of title companies rendered or issued at or subsequent to the time of acquisition of such property by the Company's subsidiaries, and, in respect of matters of fact, upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions, abstracts, reports, policies and certificates);

               (v) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending in the PRC to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate result in any material adverse change, or any event involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

               (vi) The issue and sale by the Company of the Shares and ADSs being delivered at such Time of Delivery, the deposit by the Company of the Shares being deposited with the Depositary against issuance of the

          ADRs evidencing the ADSs to be delivered at such Time of Delivery and the compliance by the Company with all of the provisions of this Agreement, the Asia Underwriting Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which any of the Company's subsidiaries is a party or by which any of the Company's subsidiaries is bound or to which any of the property or assets of the Company's subsidiaries is subject, nor will such action result in any violation of the provisions of the Memorandum of Association and Articles of Association or business licenses of any of the Company's subsidiaries or any law or statute or any order, rule or regulation known to such counsel of any Governmental Agency having jurisdiction over the Company's subsidiaries or any of their properties;

               (vii) (A) The execution and delivery of the Acquisition Agreement by the Company, the compliance by the Company with all of the provisions of the Acquisition Agreement and the consummation of the transactions therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which any of the Company's subsidiaries is a party or by which any of the Company's subsidiaries is bound or to which any of the property or assets of the Company's subsidiaries is subject, nor will such action result in any violation of the provisions of the Memorandum of Association and Articles of Association or business licenses of any of the Company's subsidiaries or any law or statute or any order, rule or regulation known to such counsel of any Governmental Agency having jurisdiction over the Company's subsidiaries or any of their properties; and the Acquisition Agreement has been duly authorized, executed and delivered by China Mobile Group and constitutes valid and legally binding obligation of China Mobile Group enforceable in accordance with its terms; and

                    (B) Each of (1) the seven Capital Contribution Agreements, each dated August 30, 2000, among China Mobile Group and the respective Target Company and service company named therein,
               (2) the seven Share Transfer Agreement, each dated August 30, 2000, among China Mobile Group and the respective Target Company and service company named therein, (3) the seven Agreements Regarding the Transfer of Personnel, Finances and

               Assets and the Related Rights and Obligations, each dated August 30, 2000, between the respective Target Company and service company named therein, (4) the seven Agreements Regarding the Transfer of Personnel, Finances and Assets Not Directly Related to Mobile Communication Services, each dated August 30, 2000, among China Mobile Group and the respective Target Company and service company named therein and (5) the Share Transfer Agreement (the agreements in (1) through (5) collectively, the "Restructuring Agreements") has been duly authorized, executed and delivered by China Mobile Group and, assuming it has been duly authorized, executed and delivered by each of the parties to such agreement, constitutes valid and legally binding obligation of China Mobile Group and each such party enforceable in accordance with its terms; all Governmental Authorizations with respect to the transactions contemplated under the Restructuring Agreements have been made or obtained and are in full force and effect; and the execution and delivery of such agreement, the consummation of the transactions contemplated therein and the compliance with all the provisions thereof will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which any of the Company's subsidiaries is a party or by which any of the Company's subsidiaries is bound or to which any of the property or assets of the Company's subsidiaries is subject, nor will such action result in any violation of the provisions of the Memorandum of Association and Articles of Association or business licenses of any of the Company's subsidiaries or any law or statute or any order, rule or regulation known to such counsel of any Governmental Agency having jurisdiction over the Company's subsidiaries or any of their properties;

               (viii) No Governmental Authorization or filing of or with any Governmental Agency is required under PRC law for the consummation by the Company of the transactions contemplated by this Agreement, the Asia Underwriting Agreement or the Deposit Agreement, except the approvals from the State Council and the CSRC, which have been duly obtained and are in full force and effect;

               (ix) The subsidiaries of the Company have all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and have made all declarations and filings with all Governmental Agencies (including, without limitation, the State Council, the Mll, the SDPC, the CSRC, the MOFTEC, the MOLR, the MOF, the provincial and local bureau or branches of the foregoing authorities and the Price Bureaus) to own, lease, license and use its properties, assets and spectrum and to build, own and operate the base stations to conduct its business in the manner described in the Prospectus and such licenses, consents, authorizations, approvals, orders, certificates and permits contain no materially burdensome restrictions or conditions not described in the Registration Statement or the Prospectus. Except as described in the Prospectus, neither the Company nor any of its subsidiaries has any reason to believe that the Mll or any other Governmental Agency is considering modifying, suspending or revoking any such licenses, consents, authorizations, approvals, orders, certificates or permits and each of the Company and its subsidiaries is in compliance with the provisions of all such licenses, consents, authorizations, approvals, orders, certificates or permits in all material respects;

               (x) None of the Company's subsidiaries is in violation of its constituent documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

               (xi) The statements set forth in the Prospectus under the caption "Description of Share Capital", "Description of Convertible Notes", "Enforceability of Civil Liabilities", "Risk Factors", "Our Company", "The Telecommunications Industry in China", "Business", "Acquisition", "Regulation", "Relationship with China Mobile Communications Corporation" and "Relationship with China Telecommunications Corporation", to the extent such statements relate to matters of PRC law or regulation or to the provisions of documents therein described, are accurate, complete and fair;

               (xii) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the PRC or to any political subdivision or taxing authority thereof or therein in connection with
          (i) the deposit with the Depositary of Shares by the Company against the issuance of ADRs evidencing the ADSs, (ii) the sale and delivery by the Company of the ADSs and the Shares to or for the respective accounts of the Underwriters and the Asia Underwriters or (iii) the sale and delivery outside the PRC by the Underwriters and the Asia Underwriters of the ADSs and the Shares to the initial purchasers thereof in the manner contemplated herein or in the Asia Underwriting Agreement;

               (xiii) The transactions set forth in the Prospectus under the caption "The Acquisition" do not and will not contravene, in any material respect, any provision of applicable law, rule or regulation of the PRC and do not contravene the Memorandum of Association and Articles of Association, other constituent documents or the business license of the Company or any of its subsidiaries or contravene the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument binding upon the Company or any of its subsidiaries that, individually or in the aggregate, is material to the Company and its subsidiaries, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries and will not result in the creation or imposition of any lien, charge, encumbrance or other restriction upon any assets of the Company or any of its subsidiaries;

               (xiv) Except as disclosed in the Prospectus, all consents, approvals, authorizations, orders, registrations and qualifications required under PRC law in connection with the transactions set forth in the Prospectus under the caption "The Acquisition" have been made or obtained in writing (including, without limitation, all actions necessary for the approval of such transactions by the PRC State Council, the Mll, the SDPC, the CSRC, the MOFTEC, the MOLR, the MOF, and the Price Bureaus), and no such consent, approval, authorization, order, registration or qualification is subject to any condition precedent which has not been fulfilled or performed;

               (xv) There are no legal or governmental proceedings pending in the PRC challenging the effectiveness or validity of the transactions set forth in the Prospectus under the caption "The Acquisition" and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by any Governmental Agencies in the PRC or elsewhere;

               (xvi) Insofar as matters of the law of the PRC are concerned, the Registration Statement and the filing of the Registration Statement with the Commission have been duly authorized by and on behalf of the Company; and the Registration Statement has been duly executed pursuant to such authorization by or on behalf of the Company;

               (xvii) The Company's agreement to the choice of law provisions set forth in Section 14 hereof and of the Asia Underwriting Agreement and in Section 5.8 of the Deposit Agreement will be recognized by the courts of the PRC; if, despite such provisions, any such court would deem any aspect of this Agreement, the Asia Underwriting Agreement or the Deposit

          Agreement to be governed by or construed in accordance with the law of the PRC, then each of this Agreement, the Asia Underwriting Agreement and the Deposit Agreement would constitute the valid and legally binding instrument of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally, by general principles of equity and by the procedural requirements and public policy considerations set forth in applicable provisions of the Civil Procedure Law of the PRC relating to the enforceability of foreign judgments;

               (xviii) The Company and/or its subsidiaries can sue and be sued in its own name under the laws of the PRC; the irrevocable submission of the Company to the exclusive jurisdiction of a New York Court, the waiver by the Company of any objection to the venue of a proceeding of a New York Court and the agreement of the Company that this Agreement, the Asia Underwriting Agreement and the Deposit Agreement shall be governed by and construed in accordance with the laws of the State of New York are valid and legally binding; service of process effected in the manner set forth in Section 14 hereof will be effective, insofar as the law of the PRC is concerned, to confer valid personal jurisdiction over the Company; any judgment obtained in a New York Court arising out of or in relation to the obligations of the Company under this Agreement, the Asia Underwriting Agreement or the Deposit Agreement would be enforceable against the Company in the courts of the PRC in accordance with the Civil Procedure Law of the PRC, subject to the conditions described in the Prospectus under "Enforceability of Civil Liabilities"; the Company is not entitled to any immunity on the basis of sovereignty or otherwise in respect of its obligations under this Agreement, the Asia Underwriting Agreement or the Deposit Agreement and could not successfully interpose any such immunity as a defense to any suit or action brought or maintained in respect of its obligations under this Agreement, the Asia Underwriting Agreement or the Deposit Agreement; and the waiver by the Company of immunity to jurisdiction (including the waiver of sovereign immunity to which the Company may become entitled subsequent to the date of such agreement) and immunity to pre-judgment attachment, post-judgment attachment and execution in any suit, action or proceeding against it arising out of or based on this Agreement, the Asia Underwriting Agreement and the Deposit Agreement is a valid and legally binding obligation of the Company under the law of the PRC; each of this Agreement, the Asia Underwriting Agreement and the Deposit Agreement is in proper legal form under the laws of the PRC for the enforcement thereof against the Company in the

          PRC without further action on the part of the Underwriters, the Asia Underwriters or the Depositary; and to ensure the legality, validity, enforceability or admissibility in evidence of any of this Agreement, the Asia Underwriting Agreement, the Deposit Agreement, the Shares or ADSs, except for their official translation into Chinese for their presentation to a PRC court, it is not necessary that any such document be filed or recorded with any court or other authority in the PRC or that any stamp or similar tax be paid on or in respect of any such document or the Shares or the ADSs;

               (xix) The indemnification and contribution provisions set forth in Section 8 hereof and of the Asia Underwriting Agreement and in
          Section 5.8 of the Deposit Agreement do not contravene the public policy of the PRC, and insofar as matters of PRC law are concerned, constitute the legal, valid and binding obligations of the Company, enforceable in accordance with the terms therein, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights;

               (xx) All dividends and other distributions declared and payable upon the equity interests in the Company's subsidiaries to the Company may be converted into foreign currency that may be freely transferred out of the PRC, and all such dividends and other distributions are not and, except as disclosed in the Registration Statement and the Prospectus will not be subject to withholding or other taxes under the laws and regulations of the PRC and, except as disclosed in the Registration Statement and the Prospectus are otherwise free and clear of any other tax, withholding or deduction under PRC law, in each case without the necessity of obtaining any Governmental Authorization in the PRC, except such as have been obtained;

               (xxi) The entering into, performance and enforcement of this Agreement and the Asia Underwriting Agreement in accordance with its terms will not subject the Underwriters or the Asia Underwriters to a requirement to be licensed or otherwise qualified to do business in the PRC, nor will any Underwriter or any Asia Underwriter be deemed to be resident, domiciled, carrying on business through an establishment or place in the PRC or in breach of any laws or regulations of the PRC by reason of entering into, performance or enforcement of this Agreement or the Asia Underwriting Agreement;

               (xxii) Under the laws of the PRC, neither the Company, nor any of its subsidiaries, nor any of their respective properties, assets or revenues, are entitled to any right of immunity on the grounds of sovereignty from any legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any court, from service of process, from attachment prior to or in aid of execution of judgment or from other legal process or proceeding for the giving of any relief or for the enforcement of any judgment;

               (xxiii) The application of the net proceeds from the Global Offering, as set forth in and contemplated by the Prospectus, will not contravene any provision of applicable PRC law or the Memorandum of Association and Articles of Association, other constitutive documents or the business license of the Company or, to the best of such counsel's knowledge, contravene the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument binding upon the Company or any of its subsidiaries, or any judgment, order or decree of any PRC governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries. In rendering the opinion in this subsection, such counsel may state that they have assumed that to the extent any document referred to in this subsection is governed by the law of a jurisdiction other than the PRC, such document would be enforced as written;

               (xxiv) The Company's PRC subsidiaries are subject to PRC income tax at the rate of 33%, in accordance with the Income Tax Law of the PRC for Enterprises with Foreign Investment and Foreign Enterprises with effect from July 1, 1991; to the best of its knowledge, such counsel is not aware of any event or circumstance which may result in such rate being invalid or ineffective or capable of being revoked;

               (xxv) The Acquisition Agreement has been duly authorized, executed and delivered by China Mobile Group and is enforceable by the Company against China Mobile Group in accordance with its terms;

               (xxvi) (A) Each of the PRC Loan Documents has been duly authorized, executed and delivered by each party thereto, and constitutes a valid and binding agreement of each such party enforceable in accordance with the terms of such PRC Loan Document, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; (B) other than the approval by the PRC State Council, which has been obtained and is in full force and effect, no Governmental Authorization is required with respect to the transactions contemplated under the PRC Loan Documents; and (C) the execution, delivery and performance of such PRC Loan Documents by each subsidiaries of the Company that is a party to such document and the compliance by each such subsidiary with the provisions of such document will not contravene any provision of applicable law, rule or regulation and do not contravene the Memorandum of Association and Articles of Association, other constituent documents or the business license of the Company or any of its subsidiaries or contravene the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument binding upon the Company or any of its subsidiaries that, individually or in the aggregate, is material to the Company and its subsidiaries, or any judgment, rule or regulation, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries and will not result in the creation or imposition of any lien, charge, encumbrance or other restriction upon any assets of the Company or any of its subsidiaries; and

               (xxvii) Although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (xi) of this Section 7(h), they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, the Registration Statement, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (h) Conyers Dill & Pearman, BVI counsel to the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) Each of the BVI Companies has been duly incorporated and is validly existing under the laws of the BVI, with legal right, power and authority (corporate and other) to own, use, lease and operate its properties and conduct its business in the manner presently conducted and as described in the Prospectus, and is duly qualified to transact business in any jurisdiction in which it owns or leases properties or conducts any business and such qualification is required, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; the Memorandum and Articles of Association of each comply with requirements of applicable BVI law and are in full force and effect; and

               (ii) (A) The Acquisition Agreement has been duly authorized, executed and delivered by China Mobile BVI, and constitutes valid and legally binding obligations of China Mobile BVI enforceable in accordance with its terms; and (B) the Share Transfer Agreement has been duly authorized, executed and delivered by China Mobile BVI and each of the BVI Companies that are parties thereto and constitutes valid and legally binding obligations of China Mobile BVI and each such BVI Company;

          (i) Emmet, Marvin & Martin LLP, counsel for the Depositary, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and, assuming due authorization, execution and delivery of the Deposit Agreement by the Company and further assuming that the Deposit Agreement is a vlid and binding agreement of the Company, constitutes a valid and legally binding obligation of the Depositary, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or affecting creditors' rights and by general equity principles;

               (ii) Upon issuance by the Depositary of ADRs evidencing the ADSs against the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement (assuming such Shares were, at the time of such deposit, (a) duly authorized and validly issued, fully paid and nonassessable and (b) registered in compliance with the Act), such ADRs will be duly and validly issued and will entitle the holders thereof to the rights specified therein and in the Deposit Agreement; and

               (iii) The ADS Registration Statement and any amendments thereof or supplements thereto, as of their respective effective dates, have been declared effective under the Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the ADS Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and the ADS Registration Statement and any amendments thereof or supplements thereto, have been complied as to form in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder;

          (j) On the date of the Prospectus, or if a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, KPMG shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

          (k) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus, there shall not have been any change in the capital stock of the Company or any of its subsidiaries, or any change in consolidated short-term debt or consolidated long-term debt of the Company and its subsidiaries, or any change, or any event involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares and the ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (l) On or after the date hereof, (i) no downgrading shall have occurred in the rating accorded to the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and
     (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

          (m) On or after the date hereof, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the NYSE or the Hong Kong Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the NYSE or the Hong Kong Stock Exchange; (iii) a general moratorium on commercial banking activities in New York or Hong Kong or the PRC declared by the relevant authorities; (iv) a change or development involving a prospective change in United States, Hong Kong or PRC taxation affecting the Company, the Shares or the ADSs or the transfer thereof or the imposition of exchange controls by the United States or Hong Kong, or any change or development involving a prospective change in the PRC exchange controls, if the effect of any such event specified in this clause (iv) would materially and adversely affect the financial markets or the market for the ADSs, the Shares and other equity securities; or (v) the outbreak or escalation of hostilities involving the United States, Hong Kong or the PRC or the declaration by the United States, Hong Kong or the PRC of a national emergency or war, if the effect of any such event specified in this clause (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the ADSs or the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus; or (vi) the occurrence of any material adverse change in the existing financial, political or economic conditions in the United States, Hong Kong or the PRC or elsewhere which, in the judgment of the Representatives would materially and adversely affect the financial markets or the market for the ADSs, the Shares and other equity securities (the Global Coordinators shall if practicable consult with the Company before electing to terminate the Underwriters' obligations hereunder pursuant to clauses (v) and (vi) of this Section 7(o));

          (n) The ADSs to be sold by the Company at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the NYSE, and the Shares shall have been approved in principle for listing on the Hong Kong Stock Exchange;

          (o) The Acquisition Agreement shall be in full force and effect and no material amendment shall have been made thereto;

          (p) The Depositary shall have furnished or caused to be furnished to you at such Time of Delivery certificates satisfactory to you evidencing the deposit with it of the Shares being so deposited against issuance of ADRs evidencing the ADSs to be delivered by the Company at such Time of Delivery, and the execution, countersignature (if applicable), issuance and delivery of ADRs evidencing such ADSs pursuant to the Deposit Agreement;

          (q) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (k) of this Section 7 and as to such other matters as you may reasonably request;

          (r) (i) Each of the Company and China Mobile BVI shall have executed a "lock-up" agreement to the effect that, without the prior written consent of the Global Coordinators, it will not, during the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, offer, sell, contract to sell, hedge or otherwise dispose of (A) any shares or ADS of the Company or any securities of the Company which are substantially similar to the shares of Stock or ADSs or which are convertible or exchangeable into or exercisable for securities of the Company which are substantially similar to the shares of Stock or ADSs or (B) any of its own shares or similar securities; (ii) CMHK Group shall have executed a similar "lock-up" agreement with respect to (A) any shares of China Mobile BVI or any securities which are convertible or exchangeable into or exercisable for shares of China Mobile BVI or (B) any of its own shares or similar securities; and (iii) China Mobile Group shall have executed a similar "lock-up" agreement with respect to any shares of CMHK Group or any securities which are convertible or exchangeable into or exercisable for shares of CMHK Group or (B) any of its own shares or similar securities;

          (s) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the Business Day next succeeding the date of this Agreement;

          (t) The respective listing agreements (A) between the Company and the Hong Kong Stock Exchange with respect to shares of Stock and (B) between the Company and the NYSE with respect to ADSs shall be in full force and effect; and

          (u) MOFTEC shall have approved (A) the conversion of each of the Target Companies into a wholly foreign-owned enterprise and (B) the revised Articles of Association of each of the Target Companies; and each of the Target Companies shall have been duly qualified as a foreign investment enterprise under applicable PRC law.

          8.(a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any of the Preliminary Prospectus, the Registration Statement, the ADS Registration Statement and the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any of the Preliminary Prospectus, the Registration Statement, the ADS Registration Statement and the Prospectus, or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Global Coordinators expressly for use therein.

          (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any of the Preliminary Prospectus, the Registration Statement, the ADS Registration Statement and the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any of the Preliminary Prospectus, the Registration Statement, the ADS Registration Statement and the Prospectus, or any such amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Global Coordinators expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under subsection
     (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party, such indemnified party shall notify the indemnifying party of the commencement thereof and the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares and the ADSs. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares and the ADSs purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares and the ADSs purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection
     (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares and the ADSs underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

          9.(a) If any Underwriter shall default in its obligation to purchase the Shares and the ADSs which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares and ADSs on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares and ADSs, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares and ADSs on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares and ADSs, or the Company notifies you that it has so arranged for the purchase of such Shares and ADSs, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares and ADSs.

          (b) If, after giving effect to any arrangements for the purchase of the Shares and ADSs of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares and ADSs which remains unpurchased does not exceed one-eleventh of the aggregate number of all of the Shares and ADSs to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting

     Underwriter to purchase the number of Shares and ADSs which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares and ADSs which such Underwriter agreed to purchase hereunder) of the Shares and ADSs of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Shares and ADSs of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares and ADSs which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares and ADSs to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares and ADSs of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares and the Optional ADSs) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in
     Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares and ADSs.

     11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason any Shares or ADSs are not delivered by or on behalf of the Company as provided herein, the Company shall reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares and ADSs not so delivered, but the Company shall then be under no further liability to any Underwriter in respect of the Shares and ADSs not so delivered except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by the Global Coordinators on behalf of you as the Representatives.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the Representatives in care of China International Capital Corporation (Hong Kong) Limited at R4302, 43/F, Central Plaza, 18 Harbour Road, Wanchai, Hong Kong, facsimile: (852) 2872-2107,
Attention: Legal Department; Goldman Sachs (Asia) L.L.C. at 68/F, Cheung Kong Center, 2 Queen's Road Central, Hong Kong, facsimile: (852) 2978-0440,
Attention: Legal Department; and Merrill Lynch, Pierce, Fenner & Smith Incorporated, North Tower, World Financial Center, New York, New York 10281-1209, facsimile: 212-449-5559, Attention: Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the respective affiliates and agents of each Underwriter, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares or ADSs from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York Court,
(ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and
(iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. The Company irrevocably waives any immunity to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or based on this Agreement or the transactions contemplated hereby which is instituted in any New York Court or in any competent court in Hong Kong or the PRC. The Company has appointed CT Corporation System, 111 Eighth Avenue, 13th Floor, New York, New York 10011, as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Company represents and warrants that the Authorized Agent has agreed to act as such agent for service of process, and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company.

     15. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "judgment currency") other than United States dollars, the Company, will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

     16. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     17. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     18. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us (one for the Company and one for each of the Representatives plus one for each counsel) counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters (U.S. Version), the form of which shall be furnished to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.


                                     Very truly yours,

                                     CHINA MOBILE (HONG KONG) LIMITED



                                     By:
                                         ---------------------------------------
                                         Name:  Wang Xiaochu
                                         Title: Chairman and Chief Executive
                                                Officer



Accepted as of the date hereof on behalf of each of the Underwriters by:

CHINA INTERNATIONAL CAPITAL CORPORATION LIMITED



By:
    ---------------------------------------------
    Name:
    Title:



GOLDMAN SACHS (ASIA) L.L.C.



By:
    ---------------------------------------------
    Name:
    Title:

MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED



By:
    ---------------------------------------------
    Name:
    Title:

                                   SCHEDULE I

                                                                               NUMBER OF OPTIONAL
                                                                                    ADSS TO BE
                                                          TOTAL NUMBER OF         PURCHASED IF
                                                             FIRM ADSS           MAXIMUM OPTION
                     UNDERWRITER                          TO BE PURCHASED           EXERCISED
China International Capital Corporation Limited                  --                     --

Goldman Sachs (Asia) L.L.C.                                      --                     --

Merrill Lynch, Pierce, Fenner & Smith                            --                     --
            Incorporated

--                                                               --                     --

  Total                                                          --                     --

                                     ANNEX I

                             FORM OF COMFORT LETTER

                                   ANNEX II(a)

                 DRAFT OPINION AND LETTER OF SULLIVAN & CROMWELL

                                   ANNEX II(b)

                        DRAFT OPINION OF BAKER & MCKENZIE

                                   ANNEX II(c)

                       DRAFT OPINION OF HAIWEN & PARTNERS


                                      -65-